                                                                 EXHIBIT 99.1

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


                      STRUCTURAL AND COLLATERAL TERM SHEET


                          $1,160,865,000 (APPROXIMATE)         FEBRUARY 2, 1999
                    GMAC COMMERCIAL MORTGAGE SECURITIES, INC.
                       MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1999-C1


APPROXIMATE SECURITIES STRUCTURE:
                                              EXPECTED
                     APPROXIMATE  EXPECTED   WEIGHTED
        EXPECTED    FACE/NOTIONAL  CREDIT     AVERAGE   EXPECTED
CLASS   RATING         AMOUNT     SUPPORT      LIFE     PAYMENT
  (A)   (S&P/FITCH)     (MM)     (% OF UPB) (YEARS) (B)  WINDOW
---------------------------------------------------------------

PUBLICLY OFFERED CLASSES
 X      AAAr/AAA     $1,334.3 (c)              9.48   03/99-01/19
 A1     AAA /AAA        240.0     31.00%       5.40   03/99-05/08
 A2     AAA /AAA        680.7     31.00        9.73   05/08-01/09
 B      AA/AA            66.7     26.00        9.93   01/09-01/09
 C      A /A             66.7     21.00        9.93   01/09-01/09
 D      BBB/BBB          86.7     14.50        9.97   01/09-03/09
 E      BBB-/BBB-        20.0     13.00       10.14   03/09-04/09
PRIVATELY OFFERED CLASSES (D)
---------------------------------------------------------------
 F        -               -        -           -         -
 G        -               -        -           -         -
 H        -               -        -           -         -
 J        -               -        -           -         -
 K        -               -        -           -         -
   TOTAL SECURITIES: $1,334.3
---------------------------------------------------------------
(a) Class A1 has a fixed rate. Classes A2, B and C have a fixed rate subject to a cap equal to the weighted average Net Mortgage Rate. Classes D and E have a coupon equal to the weighted average Net Mortgage Rate.

(b) Calculated at 0% CPR, no balloon extension and Hyperamortization Loans pay in full on Anticipated Repayment Dates.
(c)  Notional amount on interest only class.
(d)  Not offered hereby.

KEY FEATURES

Lead Manager:               Goldman, Sachs & Co.
Co-Managers:                Deutsche Bank Securities
                            Donaldson, Lufkin & Jenrette
Mortgage Loan Seller:       GMAC Commercial Mortgage Corporation
Master Servicer:            GMAC Commercial Mortgage Corporation
Special Servicer:           GMAC Commercial Mortgage Corporation
Trustee:                    Norwest Bank Minnesota, N.A.
Launch:                     Late January/Early February
Pricing:                    Early February
Closing:                    Early/Mid February
Cut-Off Date:               February 1, 5 and 10, 1999
Distribution Date:          15th of each month, or following
                            business day (commencing March 1999)
Payment Delay:              14 days
ERISA Eligible:             Classes A1, A2, and X are expected
                            to be ERISA eligible subject to
                            certain conditions for eligibility.
SMMEA Eligible:             Classes A1, A2, X and B are
                            expected to be SMMEA eligible
                            subject to certain conditions for
                            eligibility.
Structure:                  Sequential pay
Day Count:                  30/360
Tax Treatment:              REMIC
Rated Final Distribution
  Date:                     May 15, 2033
Clean up Call:              1.0%
Minimum Denominations:      Publicly Offered Classes except
                            Class X: $25,000 & $1
                            Class X: $1,000,000 Notional Amount
                            & $1
Delivery:                   DTC

COLLATERAL FACTS:
Initial Pool Balance:                              $1,334,328,273
Number of Mortgage Loans:                                     228
Number of Mortgaged Properties:                               266
Average Cut-Off Date Balance:                          $5,016,272
Weighted Average Current Mortgage Rate:                    6.985%
Weighted Average U/W DSCR:                                  1.47x
Weighted Average Cut-Off Date LTV Ratio:                   69.84%
Weighted  Average   Remaining  Term  to  Maturity           125.6
(months):
Weighted  Average  Remaining   Amortization  Term           336.9
(months):
Weighted Average Seasoning (months):                          3.2
Balloon Loans as % of Total (a):                            96.1%
Ten Largest Loans or Related Loans as % of Total:           35.3%

(a) Includes 18 hyperamortizing loans totaling $109.6mm and 8.2% of the pool cut-off date balance.


TEN LARGEST LOANS OR RELATED LOANS

LOAN                    BALANCE  % BY UPB  LTV    DSCR PROPERTY TYPE
--------------------------------------------------------------------
AMD Corporate         $68,211,566   5.11% 74.96%  1.31 Office
  Headquarters
The Zalkind Loans (a) 65,350,220    4.90  75.91   1.27 Multifamily
The Meringoff Loan    62,804,289    4.71  72.23   1.24 Office
Hudson Valley Mall    58,566,075    4.39  67.54   1.39 Retail
Uniprop Portfolio (b) 52,398,996    3.93  52.95   1.99 Mobile Home
                                                       Park
Randall Portfolio (c) 39,970,831    3.00  77.73   1.23 Multifamily
The Mills Building &  36,000,000    2.70  46.75   1.89 Office
  333 Pine Street
211 W. Fort Street    31,874,231    2.39  66.40   1.43 Office
Bowers Portfolio (d)  30,056,317    2.25  70.28   2.68 Healthcare
Monterra &            25,500,000    1.91  61.76   1.28 Multifamily
  Chandler's Apts.

     TOTAL          $470,732,523   35.28%
------------------------------------------------------------------
(a)  7 loans with affiliated borrowers make up this group of loans.
(b) 2 cross-collateralized loans with the same borrower and 5 loans with affiliated borrowers make up this group of loans.
(c)  3 loans with affiliated borrowers make up this group of loans.
(d) 2 cross-collateralized loans with the same borrower and 1 loan with an affiliated borrower make up this group of loans.

SELECTED LOAN DATA:
                  NUMBER OF
 GEOGRAPHIC       MORTGAGED         CUT-OFF DATE BALANCE
 DISTRIBUTIONS    PROPERTIES   (MM)    % BY UPB   WTD. AVG. DSCR
-----------------------------------------------------------------
 California           39      $294.7      22.09%      1.44x
 New York             27       166.7      12.49       1.36
 Florida              26       101.0       7.57       1.44
 Texas                21        79.5       5.96       2.09
 Michigan             10        76.5       5.73       1.49
 Other (a)           143       615.9      46.16       1.43
                     ---       -----      -----
 TOTAL/WTD. AVG.     266    $1,334.3     100.00%      1.47X
-----------------------------------------------------------------
(a)        Includes 30 states and District of Columbia.

                  NUMBER OF
                  MORTGAGED         CUT-OFF DATE BALANCE
                            -------------------------------------
 PROPERTY TYPE    PROPERTIES   (MM)   % BY UPB     WTD. AVG. DSCR
-----------------------------------------------------------------
 Multifamily          95      $426.1     31.94%       1.35x
 Office               45       378.7     28.38        1.38
 Retail               46       214.8     16.10        1.35
 Industrial           21        71.5      5.36        1.42
 Hospitality          12        57.2      4.29        1.68
 Mobile Home Park     14        56.4      4.23        1.96
 Skilled Nursing       9        35.7      2.68        2.32
 Congregate Care       8        32.9      2.46        2.45
 Assisted Living       5        19.5      1.46        1.24
 Facility
 Mixed Use             2        16.5      1.24        1.50
 Other                 9        25.0      1.88        1.95
                       -        ----      ----
 TOTAL/WTD. AVG.     266    $1,334.3    100.00%       1.47X
-----------------------------------------------------------------

 PREPAYMENT RESTRICTIONS      (MM)    % BY UPB    WTD. AVG. DSCR
-----------------------------------------------------------------
 Lockout/Defeasance        $1,279.2      95.87%       1.46x
 Lockout/Greater of YM         46.9       3.51        1.36
   or 1% (a)
 Lockout/Open                   8.2       0.62        3.17
                                ---       ----
 TOTAL/WTD. AVG.           $1,334.3     100.00%       1.47X
-----------------------------------------------------------------
Includes 7 loans with the provision "(Greater of YM or 1%) + (25% on the Loan Balance)".


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the sole lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


                      STRUCTURAL AND COLLATERAL TERM SHEET



-------------------------------------------------------------------------------
                               STRUCTURAL OVERVIEW
-------------------------------------------------------------------------------

o        For purposes of calculating principal distributions of the
         Certificates:


         o Available principal will be allocated sequentially to the Class A1, A2, B, C, D, E, F, G, H, J, K certificates.


         o In case the principal balance of the Class K, J, H, G, F, E, D, C, B, in that order, have been reduced to zero due to the allocation of principal losses, then A1 and A2 will be allocated principal pro rata.


o Class X will be entitled to receive payments of interest only and will not receive any payments of principal. Class X will be entitled to payments of interest pro rata (based on interest entitlements) with the Class A1 and A2 Certificates each month.


o Each class will be subordinate to the Class A1, A2, and X and to each class with an earlier alphabetic designation than such class. Each of the Class A1, A2, and X Certificates will be of equal priority.


o        All classes will pay interest on a 30/360 basis.


o Principal Losses will be allocated in reverse alphabetical order to Class K, J, H, G, F, E, D, C, B, and then pro rata to Class A1 and A2.


o The Master Servicer will cover net prepayment interest shortfalls, provided that with respect to any loans with due dates on or preceding the related determination date the Master Servicer will only cover net prepayment interest shortfalls up to the Master Servicing fee equal to 2 basis points per annum on the principal balance of such loans. Net prepayment interest shortfalls (after application of prepayment interest excesses and other Servicer coverage from the Master Servicing
         Fee) will be allocated pro-rata (based on interest entitlements) to all regular Certificates.


o Shortfalls resulting from Master Servicer and Special Servicer modifications, Special Servicer compensation or other extraordinary trust fund expenses will be allocated in reverse alphabetical order to classes of outstanding regular Certificates other than to the Class X.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the sole lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


                      STRUCTURAL AND COLLATERAL TERM SHEET


-------------------------------------------------------------------------------
                      ALLOCATION OF PREPAYMENT PREMIUMS (A)
-------------------------------------------------------------------------------

ALLOCATION OF PREPAYMENT PREMIUMS:

Prepayment premiums and yield maintenance amounts with respect to all loans will be allocated between the related Certificates then entitled to principal distributions and the Class X Certificates as follows:

o A percentage of all prepayment premiums (yield maintenance amounts) with respect to all loans will be allocated to each class of the Certificates then entitled to principal distributions, which percentage will be equal to the product of (a) the percentage of the total principal distribution that such Class receives, and (b) a percentage (which can be no greater than 100%), the numerator of which is the excess, if any, of the Pass-Through Rate of the Class of the Certificates currently receiving principal over the relevant Discount Rate, and the denominator of which is the excess, if any, of the Mortgage Rate of the related Mortgage Loan over the Discount Rate.

           ---------------------------------------------------------------
           Prepayment                  (Pass-Through Rate - Discount Rate)
           Premium Allocation    =      ---------------------------------
           Percentage                  (Mortgage Rate - Discount Rate)
           ---------------------------------------------------------------

o The remaining percentage of such prepayment premiums and yield maintenance amounts will be allocated to the Class X Certificates.

o In general, this formula provides for an increase in the allocation of prepayment premiums and yield maintenance premiums to the Certificates then entitled to principal distributions relative to the Class X Certificates as Discount Rates decrease and a decrease in the allocation to such Classes as Discount Rates rise.

Allocation of Prepayment Premiums Example

Discount Rate Fraction Methodology:
Mortgage Rate                                 =  8%
Bond Class Rate                               =  6%
Treasury Rate                                 =  5%
% of Principal Distributed to Class           =  100%

       BOND CLASS ALLOCATION                    CLASS X ALLOCATION
       ------------------------------------------------------------------------
       6% - 5% x 100%         =   33 1/3%       Receives excess premiums = 66 2/3% thereof
       -------
       8% - 5%

(a) For further information regarding the allocation of prepayment premiums, refer to the Prospectus Supplement.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the sole lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


                      STRUCTURAL AND COLLATERAL TERM SHEET


-------------------------------------------------------------------------------
                              PREPAYMENT PROVISIONS
-------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                            PREPAYMENT LOCK-OUT/ PREPAYMENT PREMIUM ANALYSIS / DEFEASANCE
            PERCENTAGE OF MORTGAGE POOL BY PREPAYMENT RESTRICTION ASSUMING NO PREPAYMENT OF PRINCIPAL (A)(B)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT            FEBRUARY   FEBRUARY    FEBRUARY   FEBRUARY   FEBRUARY   FEBRUARY   FEBRUARY   FEBRUARY   FEBRUARY   FEBRUARY
RESTRICTIONS            1999       2000        2001       2002       2003       2004       2005       2006       2007       2008
-----------------------------------------------------------------------------------------------------------------------------------
Locked out               96.49%     96.48%     21.58%       4.09%      0.28%      0.00%      0.00%      0.00%      0.00%      0.00%
Defeasance                0.00       0.00      74.89       92.19      95.99      96.01      94.97      95.94      95.93      92.19
Yield Maintenance         3.51       3.52       3.53        3.55       3.56       3.57       3.58       3.64       3.65       2.71
-----------------------------------------------------------------------------------------------------------------------------------
SUBTOTAL                100.00%    100.00%    100.00%      99.83%     99.83%     99.58%     98.55%     99.58%     99.59%     94.90%

Open                      0.00%      0.00%      0.00%       0.17%      0.17%      0.42%      1.45%      0.42%      0.41%      5.10%
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                   100.00%    100.00%    100.00%     100.00%    100.00%    100.00%    100.00%    100.00%    100.00%    100.00%
UPB ($MM)             1,334.33   1,318.35   1,301.18    1,276.33   1,255.84   1,233.78   1,209.99   1,169.12   1,142.23   1,109.16
% OF INITIAL UPB        100.00%     98.80%     97.52%      95.65%     94.12%     92.46%     90.68%     87.62%     85.60%     83.12%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT            FEBRUARY   FEBRUARY    FEBRUARY   FEBRUARY   FEBRUARY   FEBRUARY   FEBRUARY   FEBRUARY   FEBRUARY   FEBRUARY
RESTRICTIONS            2009       2010        2011       2012       2013       2014       2015       2016       2017       2018
-----------------------------------------------------------------------------------------------------------------------------------
Locked Out                0.00%      0.00%      0.00%       0.00%      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%
Defeasance               67.95      98.37      98.00       98.07      96.33      94.21      92.81      93.50      94.59      77.42
Yield Maintenance         9.93       0.00       0.00        0.00       0.00       0.00       0.00       0.00       0.00       0.00
-----------------------------------------------------------------------------------------------------------------------------------
SUBTOTAL                 77.87%     98.37%     98.00%      98.07%     96.33%     94.21%     92.81%     93.50%     94.59%     77.42%

Open                     22.13%      1.63%      2.00%       1.93%      3.67%      5.79%      7.19%      6.50%      5.41%     22.58%
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                   100.00%    100.00%    100.00%     100.00%    100.00%    100.00%    100.00%    100.00%    100.00%    100.00%
UPB ($MM)               209.74     135.43     101.80       95.22      88.56      24.24      16.13      13.78      11.30       6.75
% OF INITIAL UPB         15.72%     10.15%      7.63%       7.14%      6.64%      1.82%      1.21%      1.03%      0.85%      0.51%
-----------------------------------------------------------------------------------------------------------------------------------

(a) Table calculated using modeling assumptions.
(b) Differences in totals may exist due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the sole lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


                      STRUCTURAL AND COLLATERAL TERM SHEET


-----------------------------------------------------------------------------------------------------------------------------------
                                                 AVERAGE LIFE TABLE (IN YEARS)
      (PREPAYMENTS LOCKED OUT THROUGH LOCK OUT PERIOD, DEFEASANCE AND YIELD MAINTENANCE, THEN RUN AT THE INDICATED CPRS)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                 PREPAYMENT ASSUMPTIONS (CPR)
                         0% CPR                 25% CPR                50% CPR                 75% CPR               100% PP*
-----------------------------------------------------------------------------------------------------------------------------------
   X                       9.48                   9.44                   9.41                    9.37                   9.18
   A1                      5.40                   5.34                   5.31                    5.29                   5.23
   A2                      9.73                   9.70                   9.66                    9.61                   9.36
   B                       9.93                   9.93                   9.93                    9.92                   9.68
   C                       9.93                   9.93                   9.93                    9.93                   9.72
   D                       9.97                   9.95                   9.93                    9.93                   9.85
   E                      10.14                  10.12                  10.08                   10.00                   9.93
-----------------------------------------------------------------------------------------------------------------------------------

*"PP" means 100% of each loan prepays when it becomes freely prepayable.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the sole lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


                      STRUCTURAL AND COLLATERAL TERM SHEET


-------------------------------------------------------------------------------
                      DISTRIBUTION OF CUT-OFF DATE BALANCES
-------------------------------------------------------------------------------

                                                                                                               WEIGHTED
                                                        PERCENTAGE                                              AVERAGE    WEIGHTED
                                                            OF                                    WEIGHTED     REMAINING   AVERAGE
                            NUMBER OF                   AGGREGATE       AVERAGE      WEIGHTED     AVERAGE       TERM TO    CUT-OFF
 RANGE OF CUT-OFF DATE      MORTGAGE    CUT-OFF DATE     CUT-OFF     CUT-OFF DATE     AVERAGE     MORTGAGE     MATURITY    DATE LTV
 BALANCES                     LOANS        BALANCE     DATE BALANCE     BALANCE        DSCR         RATE         (MOS)       RATIO
-----------------------------------------------------------------------------------------------------------------------------------
    $298,646 - 999,999          8         $6,010,786        0.45%         $751,348       1.69x       6.949%      115.2        57.94%
  1,000,000 - 1,999,999        57         87,504,852        6.56         1,535,173       1.59        6.725       135.9        67.12
  2,000,000 - 2,999,999        41        103,789,798        7.78         2,531,458       1.42        6.727       132.1        70.48
  3,000,000 - 3,999,999        29        101,711,593        7.62         3,507,296       1.45        6.955       141.4        67.25
  4,000,000 - 4,999,999        23        102,203,557        7.66         4,443,633       1.46        6.835       131.9        73.14
  5,000,000 - 5,999,999        16         89,945,191        6.74         5,621,574       1.59        6.739       115.6        69.13
  6,000,000 - 6,999,999         9         58,650,629        4.40         6,516,737       1.58        7.017       118.0        71.69
  7,000,000 - 7,999,999         9         67,264,133        5.04         7,473,793       1.36        6.787       117.6        69.87
  8,000,000 - 8,999,999         6         52,037,839        3.90         8,672,973       1.57        7.145       131.5        67.01
  9,000,000 - 9,999,999         4         39,307,192        2.95         9,826,798       1.47        7.003       116.7        76.32
 10,000,000 - 13,999,999        5         60,346,815        4.52        12,069,363       1.34        6.818       112.2        78.83
 14,000,000 - 16,999,999        5         78,961,055        5.92        15,792,211       1.42        7.143       134.0        71.80
 17,000,000 - 19,999,999        5         89,609,574        6.72        17,921,915       1.54        6.970       117.4        72.56
 20,000,000 - 24,999,999        4         88,433,697        6.63        22,108,424       1.30        7.255       120.0        75.05
 25,000,000 - 29,999,999        2         51,095,401        3.83        25,547,700       1.71        5.996       118.5        53.90
 30,000,000 - 39,999,999        2         67,874,231        5.09        33,937,115       1.67        7.357       145.3        55.98
 40,000,000 - 59,999,999        1         58,566,075        4.39        58,566,075       1.39        7.680       119.0        67.54
 60,000,000 - 68,211,566        2        131,015,855        9.82        65,507,927       1.28        7.382       118.0        73.65
                            -----        -----------        ----
TOTAL/WTD. AVG.               228      $1,334,328,273     100.00%       $5,852,317       1.47X       6.985%      125.6        69.84%
                              ===      ==============     =======
-----------------------------------------------------------------------------------------------------------------------------------


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the sole lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


                      STRUCTURAL AND COLLATERAL TERM SHEET



-------------------------------------------------------------------------------
                  DISTRIBUTION OF MORTGAGED PROPERTIES BY STATE
-------------------------------------------------------------------------------

                                                                                                            WEIGHTED
                                                                                                            AVERAGE       WEIGHTED
                                                  PERCENTAGE                                    WEIGHTED    REMAINING     AVERAGE
                      NUMBER OF                  OF AGGREGATE                       WEIGHTED    AVERAGE     TERM TO       CUT-OFF
                      MORTGAGED   CUT-OFF DATE   CUT-OFF DATE   AVERAGE CUT-OFF     AVERAGE     MORTGAGE     MATURITY     DATE LTV
STATE                 PROPERTIES     BALANCE        BALANCE       DATE BALANCE        DSCR         RATE       (MOS)        RATIO
-----------------------------------------------------------------------------------------------------------------------------------
California               39       $294,724,360      22.09%         $7,557,035         1.44x         7.014%     125.5       67.56%
New York                 27        166,708,740      12.49           6,174,398         1.36          7.250      121.3       69.28
Florida                  26        100,975,716       7.57           3,883,681         1.44          7.076      124.0       70.67
Texas                    21         79,469,832       5.96           3,784,278         2.09          7.162      118.0       70.49
Michigan                 10         76,512,898       5.73           7,651,290         1.49          6.940      144.2       68.70
Nevada                    6         56,588,974       4.24           9,431,496         1.44          6.927      119.3       64.78
Georgia                  11         51,515,170       3.86           4,683,197         1.50          6.799      121.1       74.00
Washington               10         46,156,438       3.46           4,615,644         1.28          6.513      115.3       72.62
Connecticut              10         40,497,082       3.04           4,049,708         1.37          7.606      124.9       70.92
Missouri                  5         39,847,166       2.99           7,969,433         1.28          6.920      112.3       68.14
Illinois                  9         35,961,570       2.70           3,995,730         1.71          6.606      103.6       72.30
Colorado                 11         32,157,060       2.41           2,923,369         1.69          6.385      131.5       67.56
Iowa                      8         30,532,846       2.29           3,816,606         1.35          6.708      140.1       73.43
Pennsylvania              6         28,987,281       2.17           4,831,214         1.33          7.082      151.4       75.05
Oregon                    4         28,649,490       2.15           7,162,372         1.30          7.263      127.0       74.24
Arizona                   8         24,657,070       1.85           3,082,134         1.43          6.791      114.5       68.85
District of Columbia      4         20,435,721       1.53           5,108,930         1.40          7.161      141.2       67.72
New Jersey                7         20,122,031       1.51           2,874,576         1.50          6.588      116.1       68.33
Utah                      2         19,040,266       1.43           9,520,133         1.34          6.606      146.9       76.63
Louisiana                 5         16,524,191       1.24           3,304,838         1.30          6.985      123.9       71.90
Ohio                      5         15,327,641       1.15           3,065,528         1.47          7.044      158.5       71.73
North Carolina            4         15,133,957       1.13           3,783,489         1.45          6.937      119.3       75.27
Virginia                  6         11,916,448       0.89           1,986,075         1.47          6.892      137.3       66.21
South Carolina            3         11,552,995       0.87           3,850,998         1.33          7.321      116.1       75.43
Nebraska                  2         10,529,860       0.79           5,264,930         1.41          6.647      116.5       77.20
Tennessee                 3         10,456,661       0.78           3,485,554         1.17          7.582      161.8       76.38
New Mexico                2         10,362,854       0.78           5,181,427         1.47          6.211      120.3       62.98
Maryland                  2          9,138,985       0.68           4,569,493         1.38          6.375      117.0       74.31
Vermont                   1          8,972,241       0.67           8,972,241         1.79          6.875      116.0       59.81
Kentucky                  1          4,961,608       0.37           4,961,608         1.00          6.970      223.0       96.34
Minnesota                 2          4,602,931       0.34           2,301,465         1.89          6.543      119.4       54.64
South Dakota              2          3,543,520       0.27           1,771,760         1.50          6.481      116.4       71.24
Mississippi               1          2,877,645       0.22           2,877,645         1.26          6.970      115.0       71.94
Kansas                    1          2,391,268       0.18           2,391,268         1.57          6.125      116.0       79.71
Arkansas                  1          1,397,368       0.10           1,397,368         1.61          7.840      118.0       63.52
Idaho                     1          1,098,390       0.08           1,098,390         2.27          6.800      178.0       41.45
                      -----          ---------       ----
TOTAL/WTD. AVG.         266      $1,334,328,273    100.00%         $5,016,272         1.47X         6.985%     125.6       69.84%
                        ===      ==============    =======
-----------------------------------------------------------------------------------------------------------------------------------



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the sole lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


                      STRUCTURAL AND COLLATERAL TERM SHEET


                 DISTRIBUTION OF MORTGAGED PROPERTIES BY STATE


                                 [MAP OF U.S.]


WA    3.46%     CO    2.41%     MN    0.34%     MI    5.73%     VA    0.89%
OR    2.15%     NM    0.78%     IA    2.29%     OH    1.15%     NC    1.13%
CA   22.09%     SD    0.27%     MO    2.99%     KY    0.37%     SC    0.87%
ID    0.08%     NE    0.79%     AR    0.10%     TN    0.78%     GA    3.86%
NV    4.24%     KS    0.18%     MS    0.22%     VT    0.67%     FL    7.57%
UT    1.43%     OK              LA    1.24%     NY   12.49%     CT    3.04%
AZ    1.85%     TX    5.96%     IL    2.70%     PA    2.17%     NJ    1.51%
                                                                MD    0.68%
                                                                D.C.  1.53%



                                  [PIE CHART]

                              Other (a)    38.06%
                              California   22.09%
                              New York     12.49%
                              Florida       7.57%
                              Texas         5.96%
                              Michigan      5.73%
                              Nevada        4.24%
                              Georgia       3.86%

                (a) Includes 28 states and District of Columbia.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the sole lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


                      STRUCTURAL AND COLLATERAL TERM SHEET


-------------------------------------------------------------------------------
                  DISTRIBUTION OF MORTGAGED PROPERTIES BY STATE
-------------------------------------------------------------------------------


                                  [PIE CHART]

                      Hospitality                   4.29%
                      Mobile Home Park              4.23%
                      Skilled Nursing               2.68%
                      Congregate Care               2.46%
                      Assisted Living Facility      1.46%
                      Mixed Use                     1.24%
                      Other                         1.88%
                      Multifamily                  31.94%
                      Office                       28.38%
                      Retail                       16.10%
                      Industrial                    5.36%


                                                                                                              WEIGHTED
                                                                                                              AVERAGE     WEIGHTED
                                                   PERCENTAGE                                   WEIGHTED     REMAINING    AVERAGE
                      NUMBER OF                   OF AGGREGATE                     WEIGHTED      AVERAGE       TERM TO    CUT-OFF
                      MORTGAGED    CUT-OFF DATE   CUT-OFF DATE  AVERAGE CUT-OFF     AVERAGE     MORTGAGE      MATURITY     DATE LTV
    PROPERTY TYPE     PROPERTIES     BALANCE         BALANCE      DATE BALANCE       DSCR         RATE         (MOS)        RATIO
-----------------------------------------------------------------------------------------------------------------------------------
Multifamily               95      $426,139,670        31.94%       $4,485,681         1.35x        6.758%       120.8        73.64%
Office                    45       378,717,021        28.38         8,415,934         1.38         7.238        126.3        69.22
Retail                    46       214,764,532        16.10         4,668,794         1.35         7.054        137.4        70.54
Industrial                21        71,462,831         5.36         3,402,992         1.42         6.828        126.9        71.30
Hospitality               12        57,217,962         4.29         4,768,164         1.68         7.233        129.7        64.40
Mobile Home Park          14        56,432,789         4.23         4,030,914         1.96         6.272        121.0        54.16
Skilled Nursing            9        35,730,526         2.68         3,970,058         2.32         7.229        102.0        68.01
Congregate Care            8        32,861,130         2.46         4,107,641         2.45         7.332        121.0        69.32
Assisted Living            5        19,491,609         1.46         3,898,322         1.24         7.056        119.0        78.52
Facility
Mixed Use                  2        16,489,414         1.24         8,244,707         1.50         7.309        119.0        61.64
Other                      9        25,020,790         1.88         2,780,088         1.95         6.831        145.4        54.00
                       -----        ----------         ----
TOTAL/WTD. AVG.          266    $1,334,328,273       100.00%       $5,016,272         1.47X        6.985%       125.6        69.84%
                        =====  ==================   ==============
-----------------------------------------------------------------------------------------------------------------------------------


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the sole lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


                      STRUCTURAL AND COLLATERAL TERM SHEET



-------------------------------------------------------------------------------
          DISTRIBUTION OF UNDERWRITTEN NCF DEBT SERVICE COVERAGE RATIOS
-------------------------------------------------------------------------------

                                                                                                           WEIGHTED
                                                                                                            AVERAGE      WEIGHTED
                                                 PERCENTAGE OF                                WEIGHTED     REMAINING      AVERAGE
 RANGE OF DEBT       NUMBER OF                     AGGREGATE                     WEIGHTED     AVERAGE       TERM TO       CUT-OFF
 SERVICE COVERAGE     MORTGAGE    CUT-OFF DATE    CUT-OFF DATE AVERAGE CUT-OFF    AVERAGE     MORTGAGE     MATURITY      DATE LTV
 RATIOS                LOANS         BALANCE        BALANCE      DATE BALANCE      DSCR         RATE         (MOS)         RATIO
-----------------------------------------------------------------------------------------------------------------------------------
1.00 - 1.09x (a)         12        $50,283,589         3.77%       $4,190,299        1.05x        6.933%       155.8        72.56%
1.10 - 1.19 (a)           7         39,875,231         2.99         5,696,462        1.17         6.879        131.8        76.13
1.20 - 1.24               5        107,303,597         8.04        21,460,719        1.23         7.09         118.8        72.28
1.25 - 1.29              31        217,742,938        16.32         7,023,966        1.27         6.903        123.2        74.57
1.30 - 1.34              35        256,348,567        19.21         7,324,245        1.32         7.196        121.7        74.42
1.35 - 1.39              25        144,733,192        10.85         5,789,328        1.38         7.092        125.2        70.59
1.40 - 1.49              35        170,044,675        12.74         4,858,419        1.43         6.884        129.0        71.79
1.50 - 1.59              31        100,879,314         7.56         3,254,171        1.53         6.996        140.9        66.94
1.60 - 1.79              18         66,115,785         4.95         3,673,099        1.67         6.669        119.3        66.01
1.80 - 1.89               7         61,236,066         4.59         8,748,009        1.88         7.241        125.2        52.81
1.90 - 2.19              10         73,881,594         5.54         7,388,159        2.07         6.596        122.6        54.88
2.20 - 4.99              12         45,883,726         3.44         3,823,644        2.96         6.849        107.0        56.69
                       ----         ----------         ----
TOTAL/WTD. AVG.         228      $1,334,328,273      100.00%       $5,852,317        1.47X        6.985%       125.6        69.84%
                        ===      ==============      =======

-----------------------------------------------------------------------------------------------------------------------------------

(a) There are 10 credit-tenant loans in this pool of which some are included in this range.





-------------------------------------------------------------------------------
        DISTRIBUTION OF CUT-OFF DATE LOAN TO VALUE AT ORIGINATION RATIOS
-------------------------------------------------------------------------------

                                                                                                              WEIGHTED
                                                                                                              AVERAGE     WEIGHTED
                                                      PERCENTAGE                                   WEIGHTED   REMAINING    AVERAGE
                         NUMBER OF                   OF AGGREGATE      AVERAGE       WEIGHTED      AVERAGE    TERM TO      CUT-OFF
 RANGE OF CUT-OFF DATE   MORTGAGE     CUT-OFF DATE   CUT-OFF DATE   CUT-OFF DATE      AVERAGE      MORTGAGE    MATURITY   DATE LTV
 LOAN TO VALUE RATIOS      LOANS        BALANCE         BALANCE        BALANCE         DSCR          RATE       (MOS)       RATIO
-----------------------------------------------------------------------------------------------------------------------------------
30.1 - 50.0%                18       $109,347,944         8.19%       $6,074,886        2.13x         6.841%      119.5      45.59%
50.1 - 60.0                 25         89,378,208         6.70         3,575,128        1.64          6.966       127.3      55.73
60.1 - 65.0                 18         71,064,931         5.33         3,948,052        1.41          6.487       129.3      62.68
65.1 - 70.0                 33        236,371,680        17.71         7,162,778        1.55          7.064       129.6      67.66
70.1 - 75.0                 65        435,697,214        32.65         6,703,034        1.35          7.145       125.1      72.98
75.1 - 80.0 (a)             62        365,077,947        27.36         5,888,354        1.35          6.885       121.5      78.31
80.1 - 85.0 (a)              4         18,745,606         1.40         4,686,401        1.21          7.064       144.9      84.25
85.1 - 90.0 (a)              1          2,095,657         0.16         2,095,657        1.05          7.450       173.0      87.32
90.1 - 95.0 (a)              1          1,587,479         0.12         1,587,479        1.05          5.730       213.0      93.38
95.1 - 100.0 (a)             1          4,961,608         0.37         4,961,608        1.00          6.970       223.0      96.34
                         -----          ---------         ----
TOTAL/WTD. AVG.            228      $1,334,328,273      100.00%       $5,852,317        1.47X         6.985%      125.6      69.84%
                           ===      ==============      =======

-----------------------------------------------------------------------------------------------------------------------------------

(a) There are 10 credit-tenant loans in this pool of which some are included in this range.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the sole lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


                      STRUCTURAL AND COLLATERAL TERM SHEET


-------------------------------------------------------------------------------
                     DISTRIBUTION OF MORTGAGE INTEREST RATES
-------------------------------------------------------------------------------

                                                                                                              WEIGHTED
                                                                                                              AVERAGE     WEIGHTED
                                                    PERCENTAGE OF                                WEIGHTED    REMAINING     AVERAGE
                        NUMBER OF                     AGGREGATE        AVERAGE       WEIGHTED     AVERAGE     TERM TO      CUT-OFF
   RANGE OF              MORTGAGE    CUT-OFF DATE    CUT-OFF DATE   CUT-OFF DATE     AVERAGE     MORTGAGE     MATURITY    DATE LTV
   MORTGAGE RATES         LOANS         BALANCE        BALANCE         BALANCE         DSCR        RATE        (MOS)        RATIO
  ---------------------------------------------------------------------------------------------------------------------------------
  5.501 - 6.000%          16         $59,567,418         4.46%        $3,722,964        1.58x       5.784%      124.3        62.76%
  6.001 - 6.250           29         117,593,567         8.81          4,054,951        1.57        6.163       127.6        69.04
  6.251 - 6.500           26         146,273,178        10.96          5,625,891        1.56        6.377       124.2        67.34
  6.501 - 6.750           25         102,614,509         7.69          4,104,580        1.55        6.643       124.5        71.22
  6.751 - 7.000           46         283,934,998        21.28          6,172,500        1.37        6.929       132.8        71.40
  7.001 - 7.250           42         199,032,064        14.92          4,738,859        1.50        7.186       117.0        72.04
  7.251 - 7.500           25         181,890,306        13.63          7,275,612        1.34        7.395       126.5        73.60
  7.501 - 7.750            6         115,441,281         8.65         19,240,213        1.55        7.673       122.4        59.72
  7.751 - 8.000            9         113,363,091         8.50         12,595,899        1.36        7.819       126.3        73.44
  8.001 - 9.000            4          14,617,861         1.10          3,654,465        1.64        8.302       125.3        65.14
                       -----          ----------         ----
  TOTAL/WTD. AVG.        228       $1,334,328,273      100.00%        $5,852,317        1.47X       6.985%      125.6        69.84%
                         ===       ==============      =======
  ---------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
                  DISTRIBUTION OF REMAINING AMORTIZATION TERMS
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                             WEIGHTED
                                                                                                             AVERAGE      WEIGHTED
                                                    PERCENTAGE OF                                WEIGHTED   REMAINING     AVERAGE
 RANGE OF               NUMBER OF                     AGGREGATE        AVERAGE       WEIGHTED    AVERAGE     TERM TO      CUT-OFF
 AMORTIZATION TERMS     MORTGAGE     CUT-OFF DATE    CUT-OFF DATE   CUT-OFF DATE      AVERAGE    MORTGAGE    MATURITY     DATE LTV
 (MONTHS)                 LOANS         BALANCE        BALANCE         BALANCE         DSCR        RATE       (MOS)        RATIO
-----------------------------------------------------------------------------------------------------------------------------------
85 - 120                   1           $4,589,669        0.34%        $4,589,669        1.01x        7.25%     117.0         75.24%
121 - 180                 12           35,717,679        2.68          2,976,473        1.22         6.742     153.7         67.90
181 - 240                 15           54,494,984        4.08          3,632,999        2.01         7.167     162.4         67.10
241 - 300                 49          194,139,610       14.55          3,962,033        1.59         7.039     123.9         71.50
301 - 360                149        1,042,971,465       78.16          6,999,808        1.42         6.972     123.1         69.74
361 - 380                  2            2,414,867        0.18          1,207,434        1.99         6.988     117.1         59.91
                       -----            ---------        ----
TOTAL/WTD. AVG.          228        $1,334,328,273     100.00%        $5,852,317        1.47X        6.985%    125.6         69.84%
                         ===        ==============     =======

-----------------------------------------------------------------------------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the sole lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


                      STRUCTURAL AND COLLATERAL TERM SHEET


-----------------------------------------------------------------------------------------------------------------------------------
                   DISTRIBUTION OF ORIGINAL TERMS TO MATURITY
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                               WEIGHTED
                                                          PERCENTAGE                                            AVERAGE    WEIGHTED
                                                              OF                                  WEIGHTED     REMAINING   AVERAGE
                            NUMBER OF                     AGGREGATE      AVERAGE       WEIGHTED   AVERAGE       TERM TO    CUT-OFF
 RANGE OF ORIGINAL TERMS    MORTGAGE     CUT-OFF DATE      CUT-OFF     CUT-OFF DATE    AVERAGE    MORTGAGE     MATURITY    DATE LTV
 TO MATURITY (MONTHS)         LOANS         BALANCE      DATE BALANCE    BALANCE         DSCR        RATE        (MOS)       RATIO
-----------------------------------------------------------------------------------------------------------------------------------
36 - 84                         3        $25,267,656          1.89%      $8,422,552       1.92x       6.810%       68.3       67.08%
101 - 120                     170      1,029,974,271         77.19        6,058,672       1.45        7.004       117.0       70.64
121 - 140                      12         89,721,881          6.72        7,476,823       1.76        6.847       122.6       59.61
141 - 180                      28        143,357,802         10.74        5,119,922       1.40        7.010       167.3       69.97
181 - 240                      15         46,006,664          3.45        3,067,111       1.30        6.830       225.4       72.91
                             ----         ----------          ----
TOTAL/WTD. AVG.               228      $1,334,328,273       100.00%      $5,852,317       1.47X       6.985%      125.6       69.84%
                              ===      ==============       =======

-----------------------------------------------------------------------------------------------------------------------------------





-----------------------------------------------------------------------------------------------------------------------------------
                   DISTRIBUTION OF REMAINING TERMS TO MATURITY
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               WEIGHTED
                                                          PERCENTAGE                                            AVERAGE    WEIGHTED
                                                              OF                                   WEIGHTED    REMAINING   AVERAGE
                            NUMBER OF                     AGGREGATE      AVERAGE                   AVERAGE      TERM TO    CUT-OFF
 RANGE OF REMAINING TERMS   MORTGAGE     CUT-OFF DATE      CUT-OFF     CUT-OFF DATE    WEIGHTED    MORTGAGE    MATURITY    DATE-LTV
 TO MATURITY (MONTHS)         LOANS         BALANCE      DATE BALANCE    BALANCE     AVERAGE DSCR    RATE        (MOS)       RATIO
-----------------------------------------------------------------------------------------------------------------------------------

36 - 84                         3        $25,267,656          1.89%      $8,422,552       1.92x       6.810%      68.3        67.08%
101 - 120                     173      1,039,401,129         77.90        6,008,099       1.45        7.008      117.0        70.53
121 - 140                      10         88,867,675          6.66        8,886,767       1.71        6.822      125.1        61.03
141 - 180                      27        134,785,150         10.10        4,992,043       1.40        6.998      169.1        69.76
181 - 240                      15         46,006,664          3.45        3,067,111       1.30        6.830      225.4        72.91
                             ----         ----------          ----
TOTAL/WTD. AVG.               228      $1,334,328,273       100.00%      $5,852,317       1.47X       6.985%     125.6        69.84%
                              ===      ==============       =======


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the sole lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


                      STRUCTURAL AND COLLATERAL TERM SHEET


------------------------------------------------------------------------------
                       DISTRIBUTION OF AMORTIZATION TYPES
------------------------------------------------------------------------------

                                                                                                               WEIGHTED
                                                          PERCENTAGE                                            AVERAGE    WEIGHTED
                                                              OF                                  WEIGHTED     REMAINING   AVERAGE
                            NUMBER OF                     AGGREGATE      AVERAGE                  AVERAGE       TERM TO    CUT-OFF
                            MORTGAGE     CUT-OFF DATE      CUT-OFF     CUT-OFF DATE    WEIGHTED   MORTGAGE     MATURITY    DATE LTV
 AMORTIZATION TYPE            LOANS         BALANCE      DATE BALANCE    BALANCE     AVERAGE DSCR    RATE        (MOS)       RATIO
-----------------------------------------------------------------------------------------------------------------------------------
Balloon                       191      $1,172,118,436        87.84%      $6,136,746       1.44x       7.005%     123.2        70.83%
Hyperamortizing                18        109,586,927          8.21        6,088,163       1.80        6.782      120.6        59.62
Fully Amortizing               19         52,622,910          3.94        2,769,627       1.23        6.948      191.3        69.06
                             ----         ----------          ----
TOTAL/WTD. AVG.               228      $1,334,328,273       100.00%      $5,852,317       1.47X       6.985%     125.6        69.84%
                              ===      ==============       =======
-----------------------------------------------------------------------------------------------------------------------------------





-----------------------------------------------------------------------------------------------------------------------------------
                      DISTRIBUTION OF PREPAYMENT PROVISIONS
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                WEIGHTED
                                                                                                                 AVERAGE   WEIGHTED
                                                         PERCENTAGE                                WEIGHTED     REMAINING  AVERAGE
                            NUMBER OF                   OF AGGREGATE     AVERAGE                    AVERAGE      TERM TO   CUT-OFF
                             MORTGAGE    CUT-OFF DATE   CUT-OFF DATE   CUT-OFF DATE    WEIGHTED    MORTGAGE     MATURITY   DATE LTV
 PREPAYMENT PROVISION         LOANS         BALANCE        BALANCE       BALANCE     AVERAGE DSCR    RATE         (MOS)     RATIO
-----------------------------------------------------------------------------------------------------------------------------------
Lockout/Defeasance            215       $1,279,221,650      95.87%       $5,949,868       1.46x      6.962%        126.3      70.01%
Lockout/Greater of YM or       11          46,899,052        3.51         4,263,550       1.36       7.588         120.2      68.42
  1% (a)
Lockout/Open                    2           8,207,571        0.62         4,103,786       3.17       7.041          54.3      51.85
                              ---           ---------        ----
TOTAL/WTD. AVG.               228       $1,334,328,273     100.00%       $5,852,317       1.47X      6.985%        125.6      69.84%
                              ===       ==============     =======
------------------------------------------------------------------------------------------------------------------------------------

(a) Includes 7 loans with the provision "(Greater of YM or 1%) + (25% on the loan balance)".

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the sole lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.



-------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
                           AMD CORPORATE HEADQUARTERS
-------------------------------------------------------------------------------


                                LOAN INFORMATION


                           ORIGINAL            CUT-OFF DATE
                           --------            ------------
PRINCIPAL BALANCE:         $68,250,000         $68,211,566

ORIGINATION DATE:          December 22, 1998

INTEREST RATE:             7.78%

AMORTIZATION:              30 years

MATURITY DATE:             January 10, 2009

BORROWER/SPONSOR:          Delaware CHIP,  LLC, a special purpose
                           entity.

CALL PROTECTION:           Prepayment lockout; U.S. Treasury
                           defeasance permitted as of the 2 year
                           anniversary of REMIC securitization.

CROSS-COLLATERALIZATION/   No/No
DEFAULT:

ADDITIONAL FINANCING:      None




                              PROPERTY INFORMATION



SINGLE ASSET/PORTFOLIO:         Single Asset

PROPERTY TYPE:                  Office

LOCATION:                       California

YEARS BUILT:                    1980 / 1995

THE COLLATERAL:                 Two office buildings located in
                                Silicon Valley containing a
                                total of 362,000 square feet
                                that serve as the corporate
                                headquarters for Advanced Micro
                                Devices ("AMD").

                                Both buildings are 100% occupied by AMD subject to a NNN lease expiring November 30, 2018. A security deposit in the amount of $10 million security is additional collateral for the loan.

OCCUPANCY (12/1/98):            100%

UNDERWRITTEN NET CASH FLOW:     $7,817,635

APPRAISED VALUE:                $91,000,000

APPRAISAL DATE:                 October 20, 1998

CUT-OFF DATE LOAN/SQ. FT.:      $188

CUT-OFF DATE LTV:               74.96%

BALLOON LTV:                    65.66%

UWNCF DSCR:                     1.31x


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the sole lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


-------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
                               THE ZALKIND LOANS
-------------------------------------------------------------------------------

                                LOAN INFORMATION

                          ORIGINAL            CUT-OFF DATE
                          --------            ------------
PRINCIPAL BALANCE (1):    $65,450,000         $65,350,220

ORIGINATION DATE:         Varies from August 13, 1998 to
                          December 18, 1998.

INTEREST RATE:            Varies from 6.77% to 7.35%

AMORTIZATION:             30 years

MATURITY DATE:            September 1, 2008 to January 5, 2009

BORROWER/SPONSOR:         7 separate special purpose entities
                          affiliated with Steven Zalkind and
                          Donald Love.

CALL PROTECTION:          Prepayment lockout; U.S. Treasury
                          defeasance permitted as of the 2 year
                          anniversary of REMIC securitization.

CROSS-COLLATERALIZATION/  No/No
DEFAULT:

ADDITIONAL FINANCING:     3 of the loans are subject to
                          subordinate mortgages (GMAC4300,
                          GMAC4570 and GMAC4310) which are
                          subject to subordination and
                          standstill agreements.

  ----------------------------------------------------------------
  (1)  7 loans with affiliated borrowers make up this group of loans.



                              PROPERTY INFORMATION


SINGLE ASSET/PORTFOLIO:       Portfolio of 7 assets

PROPERTY TYPE:                Multifamily

LOCATION:                     Florida, Tennessee, North
                              Carolina, South Carolina, Georgia
                              and Virginia.

YEARS BUILT/RENOVATED:        Varies from 1968 to 1990 / 1987 to
                              1998

THE COLLATERAL:               7 multifamily complexes located in
                              various states.

PROPERTY MANAGEMENT:          An affiliate of the borrower

OCCUPANCY:                    Varies from 90% to 96%

UNDERWRITTEN NET CASH FLOW:   $6,944,123

APPRAISED VALUE:              $86,005,000

APPRAISAL DATE:               Varies from June 17, 1998 to
                              November 16, 1998

CUT-OFF DATE LOAN/UNIT:       $41,972

CUT-OFF DATE LTV:             75.91%

BALLOON LTV:                  65.99%

UWNCF DSCR:                   1.27x


LOAN DETAILS
                                                                         CUT-OFF DATE                                   UWNCF
     LOAN #              PROPERTY NAME               LOCATION         PRINCIPAL BALANCE      CUT-OFF DATE LTV           DSCR
-----------------------------------------------------------------------------------------------------------------------------------
   GMAC4300       Camden at Palmer Ranch        Sarasota, FL              $22,452,347              75.54%                 1.26x
   GMAC4570       Balmoral Village Apartments   Fayette, GA                18,488,292              75.46                  1.25
   GMAC4310       Park Palace Apartments        Shelby, TN                  6,541,673              72.97                  1.25
   GMAC4340       Greenbryre Apartments         Mecklenberg, NC             5,493,008              79.84                  1.40
   GMAC4350       Seasons Chase Apartments      Guilord, NC                 4,793,898              79.90                  1.30
   GMAC4330       Pelham Ridge Apartments       Greenville, SC              4,294,533              73.60                  1.29
   GMAC1420       Copper Croft Apartments       Roanoke, VA                 3,286,469              77.33                  1.26
-----------------------------------------------------------------------------------------------------------------------------------


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the sole lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


-------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
                               THE MERINGOFF LOAN
-------------------------------------------------------------------------------



                                LOAN INFORMATION

                          ORIGINAL            CUT-OFF DATE
                          --------            ------------
PRINCIPAL BALANCE:        $62,950,000         $62,804,289

ORIGINATION DATE:         October 23, 1998

INTEREST RATE:            6.95%

AMORTIZATION:             30 years

MATURITY DATE:            November 10, 2008

BORROWER:                 Special  purpose  entities   affiliated
                          with Stephen Meringoff and Jay Shidler.

CALL PROTECTION:          Prepayment lockout; U.S. Treasury
                          defeasance permitted as of the 2 year
                          anniversary of REMIC securitization.

CROSS-COLLATERALIZATION/  No/No
DEFAULT:

ADDITIONAL FINANCING:     The borrower's interest in 8 of the
                          mortgage properties consists of
                          leasehold interests encumbered by fee
                          mortgages.  SNDAs were entered into by
                          the various Meringoff borrowers and
                          the respective fee mortgagees which
                          grant non-disturbance protection to
                          the Meringoff borrowers.



                      PROPERTY INFORMATION


SINGLE ASSET/PORTFOLIO:       Portfolio of 9 assets

PROPERTY TYPE:                Office

LOCATION:                     New York

YEARS BUILT/RENOVATED:        Varies from 1891 to 1922

THE COLLATERAL:               9 office-with-retail buildings
                              located in Manhattan.

PROPERTY MANAGEMENT:          Meringoff Properties, Inc.

OCCUPANCY (10/23/1998):       Varies from 92% to 100%

UNDERWRITTEN NET CASH FLOW:   $6,260,015

APPRAISAL VALUE:              $86,950,000

APPRAISAL DATE:               July 1, 1998

CUT-OFF DATE LOAN/SF:         $82

CUT-OFF DATE LTV:             72.23%

BALLOON LTV:                  62.21%

UWNCF DSCR:                   1.24x




PROPERTY DETAIL
                               ORIGINAL
                               ALLOCATED          APPRAISED
     PROPERTY ADDRESS         LOAN AMOUNT           VALUE         ORIGINAL LTV (%)       U/W DSCR
-------------------------------------------------------------------------------------------------
 401 Park Avenue South       $30,650,000        $36,600,000             83.74%             1.27x
 462 Broadway                  7,150,000         11,100,000             64.41              1.24
 400 Eighth Avenue             6,835,000          9,800,000             69.74              1.21
 88 University Place           5,400,000          7,400,000             72.97              1.14
 12 West 27th Street           4,000,000          6,500,000             61.54              1.23
 30 West 26th Street           3,790,000          5,900,000             64.24              1.16
 12 West 21st Street           2,980,000          4,950,000             60.20              1.30
 686 Lexington Avenue          1,485,000          2,100,000             70.71              1.18
 681 Lexington Avenue            660,000          2,600,000             25.38              1.27
                             $62,950,000        $86,950,000             72.40%             1.24X


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the sole lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


-------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
                               HUDSON VALLEY MALL
-------------------------------------------------------------------------------


                                LOAN INFORMATION

                          ORIGINAL            CUT-OFF DATE
                          --------            ------------
PRINCIPAL BALANCE:        $58,600,000         $58,566,075

ORIGINATION DATE:         December 31, 1998

INTEREST RATE:            7.68%

AMORTIZATION:             30 years

MATURITY DATE:            January 10, 2009

BORROWER/SPONSOR:         PCK Development Company, LLC, a special purpose entity
                          affiliated with the Pyramid Companies.

CALL PROTECTION:          Prepayment lockout; U.S. Treasury
                          defeasance permitted as of the 2 year
                          anniversary of REMIC securitization.

CROSS-COLLATERALIZATION/  No/No
DEFAULT:

ADDITIONAL FINANCING:     None







                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:       Single Asset

PROPERTY TYPE:                Retail

LOCATION:                     New York

YEARS BUILT/RENOVATED:        1981/1989, 1995, 1997

THE COLLATERAL:               A 644,265 sf regional mall located
                              in Hudson Valley, NY, anchored by
                              Filene's, Sears and JC Penney.

PROPERTY MANAGEMENT:          Pyramid Management Group, Inc.

OCCUPANCY (11/24/98):         85%

UNDERWRITTEN NET CASH FLOW:   $7,046,731

APPRAISAL VALUE:              $79,900,000

APPRAISAL DATE:               November 27, 1998

CUT-OFF DATE LOAN/SF:         $91

CUT-OFF DATE LTV:             67.54%

BALLOON LTV:                  64.07%

UWNCF DSCR:                   1.39x



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the sole lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

-------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
                               UNIPROP PORTFOLIO
-------------------------------------------------------------------------------


                        LOAN INFORMATION

                          ORIGINAL            CUT-OFF DATE
                          --------            ------------
PRINCIPAL BALANCE (1):    $ 52,615,000        $52,398,996

ORIGINATION DATE:         August 20, 1998 and September 23, 1998

INTEREST RATE:            Varies from 6.06% to 6.37%

AMORTIZATION:             30 years

MATURITY DATE:            March 10, 2009 and April 10, 2009

BORROWERS:                6 separate special purpose entities
                          affiliated with Uniprop, Inc.

CALL PROTECTION:          Prepayment lockout; U.S. Treasury
                          defeasance permitted as of the 2 year
                          anniversary of REMIC securitization.

CROSS-COLLATERALIZATION/  Yes/Yes
DEFAULTED (2):

ADDITIONAL FINANCING:     Permitted if secured solely by manufactured homes
                          located on the related property; also, unsecured or "soft" secured financing permitted up to 5% of the initial principal balance of the related loan.


(1) 2 cross-collateralized loans with the same borrower and 5 loans with affiliated borrowers make up this group of loans.

(2)      GMAC2990 and 2940 are cross-collateralized and cross-defaulted.




                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:       Portfolio of 12 assets

PROPERTY TYPE:                Manufactured Housing

LOCATION:                     Nevada, Michigan, Minnesota, New
                              Mexico, Colorado, Florida, North
                              Carolina

YEARS BUILT/RENOVATED:        Varies from 1968 to 1995

THE COLLATERAL:               12 mobile home park communities
                              located in various states.

PROPERTY MANAGEMENT:          Uniprop, Inc.

OCCUPANCY (3):                Varies from 91% - 100%

UNDERWRITTEN NET CASH FLOW:   Fund II Loans: $5,012,295
                              Other Loans:   $255,389 - $1,005,654

APPRAISAL VALUE:              Fund II Loans: $66,550,000
                              Other Loans:   $3,200,000 - $12,250,000

APPRAISAL DATE:               Varies  from  March 1, 1998 to June 11, 1998

CUT-OFF DATE LOAN/PAD:        Fund II Loans: $12,431
                              Other Loans:   $13,699 - $20,496

CUT-OFF DATE LTV:             Fund II Loans: 45.04%
                              Other Loans:   54.90% - 69.56%

BALLOON LTV:                  Fund II Loans: 37.83%
                              Other Loans:   45.69% - 58.22%

UWNCF DSCR:                   Fund II Loans: 2.21x
                              Other Loans:   1.45x - 2.04x

------------------------------------------------------------------
(3)      As of date varies from March to June 1998.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the sole lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.




                                                                                   CUT-OFF DATE
     LOAN #                  PROPERTY NAME                    LOCATION          PRINCIPAL BALANCE    CUT-OFF DATE LTV    UWNCF DSCR
-----------------------------------------------------------------------------------------------------------------------------------
GMAC2940          Uniprop Manufactured Housing          Various (6)                $25,595,401             46.08%          2.13x
                    Comm. Income Fund II (a)
GMAC2930          Vista Del Sol - Uniprop NCII          Bernalillo, NM               7,373,851             69.56           1.45
GMAC2920          Valley View - Uniprop NCII            Adams, CO                    6,725,097             54.90           2.04
GMAC2990          Sunshine Village (a)                  Broward County, FL           4,270,878             38.83           2.70
GMAC2910          Swan Meadow Village - Uniprop NCII    Summit, CO                   3,586,718             64.05           1.61
GMAC2900          River Walk - Uniprop NCII             Wake, NC                     2,764,762             65.83           1.67
GMAC2890          Mill Run - Uniprop NCII               Wake, NC                     2,082,289             65.07           1.67
-----------------------------------------------------------------------------------------------------------------------------------

(a) The Uniprop Fund II loans.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the sole lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.